UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

Kennedy Lewis Capital Company

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	814-01603 (Commission File Number)	88-6117755 (IRS Employer Identification Number)

225 Liberty St. Suite 4210 New York, New York 10281 (Address of Principal Executive Offices, Zip Code) (212) 782-3842 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2024, KLCC SPV GS1 LLC (“KLCC SPV GS1”), a Delaware limited liability company and wholly-owned subsidiary of Kennedy Lewis Capital Company, a Delaware statutory trust (the “Company” or “us”), entered into a First Amended and Restated Credit Agreement (the “A&R Credit Agreement”) with KLCC SPV GS1, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA, as syndication agent and calculation agent, GS ASL LLC, a administrative agent, State Street Bank and Trust Company, as collateral agent, collateral custodian and collateral administrator. The A&R Credit Agreement amends and restates in its entirety the Credit Agreement entered into on April 20, 2023 (the “Original Closing Date”), by and among KLCC SPV GS1, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA, as syndication agent and administrative agent, State Street Bank and Trust Company, as collateral agent, collateral custodian and collateral administrator (the “Secured Credit Facility”).

The A&R Credit Agreement amends the Secured Credit Facility to, among other things, (i) increase the financing limit under the Secured Credit Facility from $300,000,000 to $500,000,000, (ii) extend the Reinvestment Period to May 1, 2028, (iii) extend the Scheduled Maturity Date to May 1, 2030 and (iv) replace Goldman Sachs Bank USA as administrative agent with GS ASL LLC. The A&R Credit Agreement also amends the Secured Credit Facility to change the spread charged on borrowings under the Secured Credit Facility from a range of 3.25% to 3.50% (prior to the A&R Credit Agreement) to a range of 2.50% to 2.60%, depending on the percentage of loans in the collateral which constitute BSL loans.

The description above is only a summary of the material provisions of the A&R Credit Agreement and is qualified in its entirety by reference to a copy of the form of A&R Credit Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1*	First Amended and Restated Secured Credit Facility Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(vi) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kennedy Lewis Capital Company

Date:	October 15, 2024	By:	/s/ Anthony Pasqua
Name: Anthony Pasqua Title: Chief Financial Officer